EXHIBIT 31.1

CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph C. Lawler, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K for the fiscal year ended July 31, 2011 of ModusLink Global Solutions, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 28, 2011

By:	/s/ JOSEPH C. LAWLER
Joseph C. Lawler
President and Chief Executive Officer